                                                                    Exhibit 10.9



                                                                  EXECUTION COPY




                                    AMENDMENT NO. 3 (this "AMENDMENT") dated as
                           of February 11, 2002, to the CREDIT AGREEMENT dated as of July 29, 1999, as amended and restated as of December 16, 1999, and March 16, 2001, and as amended by WAIVER AND AMENDMENT NO. 1 dated as of May 3, 2001, and AMENDMENT NO. 2 dated as of November 13, 2001 (as so amended, the "CREDIT AGREEMENT"), by and among CROSS COUNTRY, INC. (formerly known as Cross Country Travcorps, Inc.), a Delaware corporation (the "BORROWER"), the LENDERS referred to therein (the "LENDERS"), SALOMON SMITH BARNEY INC., as sole advisor, arranger and book manager, CITICORP USA, INC., as issuing bank (in such capacity the "ISSUING BANK"), swingline lender (in such capacity the "SWINGLINE LENDER"), and administrative agent and collateral agent for the Lenders, BANKERS TRUST COMPANY, as syndication agent, and WACHOVIA BANK, N.A., as documentation agent.

                  A. Pursuant to the Credit Agreement, each of the Lenders, the Swingline Lender and the Issuing Bank have extended credit to the Borrower and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  B. The Borrower has requested that the Credit Agreement be amended as set forth herein.

                  C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  D. The Borrower has also requested that certain provisions of the Security Agreement be amended pursuant to the terms and subject to the conditions set forth herein.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT.

                           (a) The caption to the Credit Agreement is hereby amended by (i) inserting "a" between "as" and "documentation" set forth therein, (ii) deleting "the" set forth therein between "capacity," and "DOCUMENTATION AGENT" and substituting therefor "a" and (iii) inserting "and FLEET NATIONAL BANK, N.A., as a documentation agent (in such capacity, a "DOCUMENTATION AGENT" and collectively with WACHOVIA BANK, N.A., the "DOCUMENTATION AGENTS", it being understood that all references to the Documentation Agent in this Agreement shall be deemed to include each of the Documentation Agents)" immediately before "." set forth in the last line thereof.

                           (b) The definition of the term "Change of Control" contained in Section 1.01 of the Credit Agreement is hereby amended by
         (i) deleting clause (a) in its entirety, (ii) deleting the clause designator "(b)" and substituting therefor "(a)", (iii) deleting the clause designator "(c)" and substituting therefor "(b)" and (iv) deleting clause (d) in its entirety.

                           (c) The definition of the term "Permitted
         Acquisition" contained in Section 1.01 of the Credit Agreement is hereby amended by:

                  (i) deleting "$10,000,000" set forth in clause (g) of such definition and substituting therefor "25,000,000";

                  (ii) inserting at the end of clause (i) the following proviso:
                  "; PROVIDED that the requirements of this clause (i) shall not apply if, in the case of an Asset Acquisition, a Subsidiary of the Borrower that had owned, directly or indirectly, only such assets as of the most recent fiscal quarter end for which financial statements have been delivered or, in the case of a Stock Acquisition, the Target, if it had been a Subsidiary of the Borrower as of the most recent fiscal quarter end for which financial statements have been delivered, would not have been considered a Significant Subsidiary of the Borrower" between "Acquisition" and ";"; and

                  (iii) inserting at the end of clause (j) the following proviso: "; PROVIDED that the requirements of this clause (j) shall not apply if, in the case of an Asset Acquisition, a Subsidiary of the Borrower that had owned, directly or indirectly, only such assets as of the most recent fiscal quarter end for which financial statements have been delivered or, in the case of a Stock Acquisition, the Target, if it had been a Subsidiary of the Borrower as of the most recent fiscal quarter end for which financial statements have been delivered, would not have been considered a Significant Subsidiary of the Borrower" between "Acquisition" and ";".

                           (d) The definition of the term "Senior Debt/Adjusted EBITDA Ratio" contained in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

                           (e) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order therein:

                  "Significant Subsidiary" means a significant subsidiary as such term is used in Regulation S-X under the Exchange Act.

                           (f) Section 2.11(a) of the Credit Agreement is hereby amended by deleting the reference to "Sections 2.12(b) and 2.13(f)" set forth therein and substituting therefor "Section 2.12(b)".

                           (g) Section 2.13 of the Credit Agreement is hereby amended by deleting clauses (b), (c), (d), (e), (f) and (g) in their entirety.

                           (h) Section 5.04 of the Credit Agreement is hereby amended by:

                  (i) deleting "90" set forth in Section 5.04(a) and substituting therefor "95";

                  (ii) deleting "45" set forth in Section 5.04(b) and substituting therefor "50";

                  (iii) deleting "45" set forth in Section 5.04(c) and substituting therefor "50";

                  (iv) deleting ", 6.14" set forth in Section 5.04(d)(ii);

                  (v) deleting "30" set forth in Section 5.04(f) and substituting therefor "45"; and

                  (vi) inserting the following provision immediately following
                  Section 5.04(h):

                  Financial statements, opinions, certificates, reports and other information required to be delivered pursuant to this
                  Section 5.04 shall be deemed to have been delivered if the Administrative Agent posts such financial statements, opinions, certificates, reports and other information on the Citi/SSB Global Loans Disclosure Website on the Internet maintained by the Administrative Agent at https://direct2.sbi.com/ (or such other address as the Administrative Agent shall provide) and such financial statements, opinions, certificates, reports and other information shall be deemed to have been delivered on the date on which they are posted by the Administrative Agent on the Citi/SSB Global Loans Disclosure Website on the Internet at https://direct2.sbi.com/ (or such other address as the Administrative Agent shall provide).

                           (i) Section 5.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 5.11.


                                            INTENTIONALLY LEFT BLANK"


                           (j) Section 6.01 of the Credit Agreement is hereby amended by (i) deleting "$4,000,000" set forth in Section 6.01(a)(v) and substituting therefor "$10,000,000", (ii) deleting "required under
         Section 5.12 or" set forth in Section 6.01(a)(vi), (iii) deleting "$4,000,000" set forth in Section 6.01(a)(vii) and substituting therefor "$10,000,000", (iv) deleting "$5,000,000" set forth in Section 6.01(a)(xi) and substituting therefor "$10,000,000" and (v) deleting "$10,000,000" set forth in the proviso immediately following Section 6.01(a)(xi) and substituting therefor "$20,000,000".

                           (k) Section 6.05(c) of the Credit Agreement is hereby amended by deleting "and the proceeds of which are applied in accordance with
         Section 2.13(c)".

                           (l) Section 6.06(b)(ii) of the Credit Agreement is hereby amended by deleting ", 6.14".

                           (m) Section 6.11 of the Credit Agreement is hereby amended by deleting the existing table set forth therein and substituting therefor the following new table:

                                                     CASH CAPITAL
                  FISCAL YEAR                        EXPENDITURE LIMIT
                  -----------                        -----------------
                  1999                                   $400,000
                  2000                                 $3,000,000
                  2001                                $10,000,000
                  2002 and thereafter                 $10,000,000

                           (n) Section 6.12 of the Credit Agreement is hereby amended by deleting the existing table set forth therein and substituting therefor the following new table:

                  DATE                               AMOUNT
                  ----                               ------
                  December 31, 2000                  $38,500,000
                  December 31, 2001                  $45,000,000
                  December 31, 2002                  $55,000,000
                  December 31, 2003                  $60,000,000
                  December 31, 2004                  $65,000,000
                  December 31, 2005                  $70,000,000

                           (o) Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 6.14.


                                            INTENTIONALLY LEFT BLANK"


                           (p) Section 9.01 is hereby amended by deleting "Michael Chlopak (fax (212) 723-8547)" set forth in Section 9.01(b) and substituting therefor "Allen Fisher (fax (212) 723-8544)".

                  SECTION 2.  AMENDMENTS TO THE SECURITY AGREEMENT.

                           (a) Section 1.01 of the Security Agreement is hereby amended by deleting the following definitions of terms set forth therein in their entirety:

                  (i) Collection Deposit Account;

                  (ii) Concentration Account;

                  (iii) General Fund Account;

                  (iv) Lockbox and Depositary Agreement;

                  (v) Lockbox System; and

                  (vi) Sub-Agent

                           (b) The definition of the term "Collateral" contained in Section 1.01 of the Security Agreement is hereby amended by deleting "(including the Concentration Account, the Collection Deposit Account and the General Fund Account)" set forth therein.

                           (c) The definition of the term "Proceeds" contained in Section 1.01 of the Security Agreement is hereby amended by (i) deleting clause (a) in its entirety, (ii) deleting the clause designator "(b)" and substituting therefor "(a)" and (iii) deleting the clause designator "(c)" and substituting therefor "(b)".

                           (d) Section 5.01 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 5.01.


                                            INTENTIONALLY LEFT BLANK"


                           (e) Section 5.02 of the Security Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 5.02.


                                            INTENTIONALLY LEFT BLANK"


                           (f) Annex 3 to the Security Agreement is hereby deleted in its entirety.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

                           (a) the representations and warranties set forth in
         Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                           (b) the Borrower is in compliance with the covenants set forth in Article IV and Article V of the Credit Agreement as of the date hereof, except to the extent such covenants expressly relate to an earlier date.

                           (c) no Event of Default or Default has occurred and is continuing.

                  SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first written above at such time as the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, the other Grantors and the Required Lenders.

                  SECTION 5. EFFECTIVENESS. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Swingline Lender, the Collateral Agent, the Administrative Agent, the Arranger, the Syndication Agent or the Documentation Agent, under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement and the Security Agreement specifically referred to herein. This Amendment shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

                  SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF
THE STATE OF NEW YORK.

                  SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. EXPENSES. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  SECTION 9. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                            CROSS COUNTRY, INC.,


                                            by
                                               ------------------------------
                                               Name:
                                               Title:


                                            TVCM, INC.,


                                            by
                                               ------------------------------
                                               Name:
                                               Title:


                                            CEJKA & COMPANY,


                                            by
                                               ------------------------------
                                               Name:
                                               Title:


                                            CC STAFFING, INC.,


                                            by
                                               ------------------------------
                                               Name:
                                               Title:


                                            E-STAFF, INC.,


                                            by
                                               ------------------------------
                                               Name:
                                               Title:


                                            CROSS COUNTRY SEMINARS, INC.,


                                            by
                                               ------------------------------
                                               Name:
                                               Title:

                                      FLEX STAFF, INC.,


                                      by
                                         ------------------------------
                                         Name:
                                         Title:


                                      CLINFORCE, INC.,


                                      by
                                         ------------------------------
                                         Name:
                                         Title:


                                      CFRC, INC.,


                                      by
                                         ------------------------------
                                         Name:
                                         Title:


                                      HOSPITAL HUB, INC.,


                                      by
                                         ------------------------------
                                         Name:
                                         Title:


                                      CROSS COUNTRY TRAVCORPS, INC.,


                                      by
                                         ------------------------------
                                         Name:
                                         Title:


                                      NOVAPRO, INC.,


                                      by
                                         ------------------------------
                                         Name:
                                         Title:


                                      CITICORP USA, INC., individually and as
                                      Administrative Agent, Collateral Agent,
                                      Issuing Bank and Swingline Lender,


                                      by
                                         ------------------------------
                                         Name:
                                         Title:

                                            SALOMON SMITH BARNEY INC., as
                                            Arranger,


                                            by
                                               ------------------------------
                                               Name:
                                               Title:

                                            SIGNATURE PAGE TO AMENDMENT
                                            NO. 3 DATED AS OF FEBRUARY 11,
                                            2002, TO THE CROSS COUNTRY, INC.
                                            CREDIT AGREEMENT DATED AS OF
                                            JULY 29, 1999, AS AMENDED AND
                                            RESTATED AS OF DECEMBER 16, 1999,
                                            AND MARCH 16, 2001, AND AS
                                            AMENDED BY WAIVER AND
                                            AMENDMENT NO. 1 DATED AS OF
                                            MAY 3, 2001, AND AMENDMENT NO. 2
                                            DATED AS OF NOVEMBER 13, 2001




NAME OF LENDER:
               -------------------------------------------

                           by
                             -----------------------------
                             Name:
                             Title: